UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 25, 2020

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Franchise Group, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-35588	27-3561876
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1716 Corporate Landing Parkway

Virginia Beach, Virginia 23454

(Address of Principal Executive Offices) (Zip Code)

(757) 493-8855

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FRG	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

        As previously disclosed, on December 16, 2019, Vitamin Shoppe Industries LLC, a New York limited liability company ("Vitamin Shoppe Industries") and an indirect subsidiary of Franchise Group, Inc. (the "Company"), and the direct and indirect subsidiaries of Vitamin Shoppe Industries (together with Vitamin Shoppe Industries, collectively, the "Borrowers") and Valor Acquisition, LLC ("Parent"), the direct parent of Vitamin Shoppe Industries, entered into a Loan and Security Agreement (as amended, the "Term Loan Agreement") with the lenders from time to time party thereto (the "Term Loan Lenders") and GACP Finance Co., LLC, as agent ("Term Loan Agent"). The Term Loan Agreement provided for a $70.0 million senior secured term loan (the "Term Loan") to be made by the Term Loan Lenders to the Borrowers on December 16, 2019. The proceeds of the Term Loan were used to consummate the Company's acquisition of Vitamin Shoppe, Inc. on December 16, 2019 (the "Merger") and to pay fees and expenses in connection with the Merger and the Term Loan. On August 13, 2020, the Company repaid in full all amounts that were outstanding under the Term Loan, and on August 25, 2020, terminated the Term Loan Agreement.

Item 8.01. Other Events.

        On August 13, 2020, the Company issued a press release announcing the repayment and retirement of the Term Loan. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated August 13, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Franchise Group, Inc.

Date: August 26, 2020	By:	/s/ Eric F. Seeton
Eric F. Seeton
Chief Financial Officer